UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 12, 2005


                                AKID CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

             Colorado                              000-27333                                84-1493150
             ---------                             ----------                               ----------
  (State or Other Jurisdiction of           (Commission File Number)              (IRS Employer Identification No.)
          Incorporation)

                               43 West 33rd Street
                               New York, NY 10001
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 695-3334
              (Registrant's Telephone Number, Including Area Code)


               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 4.  Matters Related to Accountants and Financial Statements
Item 4.01.  Changes in Registrant's Certifying Accountant.

Akid Corporation (the "Registrant") has changed its principal independent accountants. On August 12, 2005, the Registrant dismissed Cordovano and Honeck LLP (the "Former Accountant") from serving as the Registrant's principal independent accountants. On August 12, 2005, the Registrant retained Meyler & Co. (the "New Accountant") as its new principal independent accountants. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

The Former Accountant

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Registrant's two most recent fiscal years and through August 12, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant's two most recent fiscal years nor through August 12, 2005.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC, dated August 12, 2005 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The New Accountant

During the Registrant's two most recent fiscal years and through August 12, 2005: (1) the Registrant did not consult the New Accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements; (2) neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (3) the Registrant did not consult the New Accountant regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.


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

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.                Not Applicable
(b) Pro forma financial information.                          Not Applicable
(c) Exhibits

         Exhibit 16.1               Letter from Cordovano and Honeck LLP to
                                    the Securities and Exchange Commission,
                                    dated August 12, 2005, on the change in the certifying accountant


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AKID CORPORATION


                                                By:    /s/ Mechael Kanovsky
                                                       -------------------------
                                                Name:  Mechael Kanovsky
                                                Title: Chief Executive Officer


Date:  August 12, 2005

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